                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 24, 1998

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On September 24, 1998, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended August 31, 1998. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated September 24, 1998 containing financial information for the third quarter ended August 31, 1998.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: September 24, 1998

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------

Net revenues
 Securities                           $       2,549 $       2,621   $     3,074           (3%)         (17%)
 Asset Management                               409           721           730          (43%)         (44%)
 Credit and Transaction Services                883           765           795           15%           11%
                                        ------------  ------------  ------------
 Consolidated net revenues            $       3,841 $       4,107   $     4,599           (6%)         (16%)
                                        ============  ============  ============
Net income
 Securities                           $         439 $         359   $       530           22%          (17%)
 Asset Management                                31           185           157          (83%)         (80%)
 Credit and Transaction Services                175           134           167           31%            5%
                                        ------------  ------------  ------------
 Consolidated net income              $         645 $         678   $       854           (5%)         (24%)
                                        ============  ============  ============
 Preferred stock dividend requirements$          14 $          15   $        14           (7%)           --
                                        ============  ============  ============
 Earnings applicable to common shares $         631 $         663   $       840           (5%)         (25%)
                                        ============  ============  ============
 Merger charges                       $           0 $           0   $         0            --            --
                                        ============  ============  ============
 Earnings applicable to common shares
    after merger charges              $         631 $         663   $       840           (5%)         (25%)
                                        ============  ============  ============

Earnings per common share
 Basic                                $        1.10 $        1.15   $      1.44           (4%)         (24%)
 Diluted                              $        1.05 $        1.09   $      1.37           (4%)         (23%)
 Diluted, excluding merger charges    $        1.05 $        1.09   $      1.37           (4%)         (23%)
 Diluted, excluding acq charges (1)   $        1.07 $        1.12   $      1.40           (4%)         (24%)

Average common shares outstanding
 Basic                                  573,170,507   578,082,806   581,326,618
 Diluted                                604,779,594   610,019,122   612,625,354
Period end common shares outstanding    582,790,622   591,895,690   587,672,561

Return on common equity                       19.3%         22.8%         25.0%
Return on common equity excluding
 acquisition charges (1)                      19.8%         23.4%         25.5%

------------------------------------------------------------------------------
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.


                  MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       8,328 $       6,985          19%
 Asset Management                             1,775         1,868          (5%)
 Credit and Transaction Services              2,372         2,248           6%
                                        ------------  ------------
 Consolidated net revenues            $      12,475 $      11,101          12%
                                        ============  ============
Net income
 Securities                           $       1,441 $       1,029          40%
 Asset Management                               308           421         (27%)
 Credit and Transaction Services                441           389          13%
                                        ------------  ------------
 Consolidated net income              $       2,190 $       1,839          19%
                                        ============  ============
 Preferred stock dividend requirements$          43 $          52         (17%)
                                        ============  ============
 Earnings applicable to common shares $       2,147 $       1,787          20%
                                        ============  ============
 Merger charges                       $           0 $          63          *
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $       2,147 $       1,724          25%
                                        ============  ============

Earnings per common share
 Basic                                $        3.69 $        3.00          23%
 Diluted                              $        3.51 $        2.85          23%
 Diluted, excluding merger charges    $        3.51 $        2.96          19%
 Diluted, excluding acq charges (1)   $        3.59 $        3.05          18%

Average common shares outstanding
 Basic                                  582,105,755   574,048,186
 Diluted                                613,265,207   605,565,186
Period end common shares outstanding    582,790,622   591,895,690

Return on common equity                       21.5%         20.6%
Return on common equity excluding
 acquisition charges (1)                      22.0%         22.1%

--------------------------------------------------------------------------------
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                  MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------

Investment banking                    $         819 $         818 $         988          --            (17%)
Principal transactions:
 Trading                                        499           778         1,091          (36%)         (54%)
 Investments                                   (174)          206           101         (184%)        (272%)
Commissions                                     608           559           611            9%          --
Fees:
 Asset mgmt, distribution & admin               718           656           741            9%           (3%)
 Merchant and cardmember                        438           433           404            1%            8%
 Servicing                                      255           196           232           30%           10%
Interest and dividends                        4,283         3,570         4,213           20%            2%
Other                                            52            41            47           27%           11%
                                        ------------  ------------  ------------
 Total revenues                       $       7,498 $       7,257 $       8,428            3%          (11%)
Interest expense                              3,377         2,765         3,554           22%           (5%)
Provision for consumer loan losses              280           385           275          (27%)           2%
                                        ------------  ------------  ------------
 Net revenues                         $       3,841 $       4,107 $       4,599           (6%)         (16%)
                                        ------------  ------------  ------------
Compensation and benefits                     1,609         1,849         2,017          (13%)         (20%)
Occupancy and equipment                         148           134           143           10%            3%
Brokerage, clearing and exchange fees           126           130           132           (3%)          (5%)
Info processing and communications              291           249           275           17%            6%
Marketing and business development              354           293           286           21%           24%
Professional services                           176           127           156           39%           13%
Other                                           193           219           190          (12%)           2%
                                        ------------  ------------  ------------
 Total non-interest expenses          $       2,897 $       3,001 $       3,199           (3%)          (9%)
                                        ------------  ------------  ------------
Income before income taxes                      944         1,106         1,400          (15%)         (33%)
Income tax expense                              299           428           546          (30%)         (45%)
                                        ------------  ------------  ------------
Net income                            $         645 $         678 $         854           (5%)         (24%)
                                        ============  ============  ============
Preferred stock dividend requirements $          14 $          15 $          14           (7%)         --
                                        ============  ============  ============
Earnings applicable to common shares  $         631 $         663 $         840           (5%)         (25%)
                                        ============  ============  ============
Merger charges                        $           0  $          0 $           0          --            --
                                        ============  ============  ============
Earnings applicable to common shares
after merger charges                  $         631 $         663 $         840           (5%)         (25%)
                                        ============  ============  ============
Earnings per common share:
 Basic                                $        1.10 $        1.15 $        1.44           (4%)         (24%)
 Diluted                              $        1.05 $        1.09 $        1.37           (4%)         (23%)
 Diluted, excluding merger charges    $        1.05 $        1.09 $        1.37           (4%)         (23%)
 Diluted, excluding acq charges (1)   $        1.07 $        1.12 $        1.40           (4%)         (24%)

Average common shares outstanding:
 Basic                                  573,170,507   578,082,806   581,326,618
 Diluted                                604,779,594   610,019,122   612,625,354

Return on common equity                       19.3%         22.8%         25.0%
Return on common equity excluding
 acquisition charges (1)                      19.8%         23.4%         25.5%

------------------------------------------------------------------------------
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.


                  MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $       2,607 $       1,921          36%
Principal transactions:
 Trading                                      2,493         2,369           5%
 Investments                                     (1)          398        (100%)
Commissions                                   1,766         1,533          15%
Fees:
 Asset mgmt, distribution & admin             2,135         1,853          15%
 Merchant and cardmember                      1,270         1,293          (2%)
 Servicing                                      658           582          13%
Interest and dividends                       12,429        10,136          23%
Other                                           154           108          43%
                                        ------------  ------------
 Total revenues                       $      23,511 $      20,193          16%
Interest expense                             10,076         7,952          27%
Provision for consumer loan losses              960         1,140         (16%)
                                        ------------  ------------
 Net revenues                         $      12,475 $      11,101          12%
                                        ------------  ------------
Compensation and benefits                     5,414         4,844          12%
Occupancy and equipment                         431           389          11%
Brokerage, clearing and exchange fees           377           338          12%
Info processing and communications              833           786           6%
Marketing and business development              934           855           9%
Professional services                           460           319          44%
Other                                           549           579          (5%)
                                        ------------  ------------
 Total non-interest expenses          $       8,998 $       8,110          11%
                                        ------------  ------------
Income before income taxes                    3,477         2,991          16%
Income tax expense                            1,287         1,152          12%
                                        ------------  ------------
Net income                            $       2,190 $       1,839          19%
                                        ============  ============
Preferred stock dividend requirements $          43 $          52         (17%)
                                        ============  ============
Earnings applicable to common shares  $       2,147 $       1,787          20%
                                        ============  ============
Merger charges                        $           0 $          63          *
                                        ============  ============
Earnings applicable to common shares
after merger charges                  $       2,147 $       1,724          25%
                                        ============  ============
Earnings per common share:
 Basic                                $        3.69 $        3.00          23%
 Diluted                              $        3.51 $        2.85          23%
 Diluted, excluding merger charges    $        3.51 $        2.96          19%
 Diluted, excluding acq charges (1)   $        3.59 $        3.05          18%

Average common shares outstanding:
 Basic                                  582,105,755   574,048,186
 Diluted                                613,265,207   605,565,186

Return on common equity                       21.5%         20.6%
Return on common equity excluding
 acquisition charges (1)                      22.0%         22.1%

------------------------------------------------------------------------------
(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                  MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------

Investment banking                    $         819 $         818 $         988          --            (17%)
Principal transactions:
 Trading                                        499           778         1,091          (36%)         (54%)
 Investments                                   (174)          206           101         (184%)        (272%)
Commissions                                     599           550           602            9%          --
Asset mgmt, distribution & admin fees           718           656           741            9%           (3%)
Interest and dividends                        3,601         2,758         3,540           31%            2%
Other                                            41            38            44            8%           (7%)
                                        ------------  ------------  ------------
 Total revenues                       $       6,103 $       5,804 $       7,107            5%          (14%)
Interest expense                              3,145         2,462         3,303           28%           (5%)
                                        ------------  ------------  ------------
 Net revenues                         $       2,958 $       3,342 $       3,804          (11%)         (22%)
                                        ------------  ------------  ------------

Compensation and benefits                     1,464         1,713         1,870          (15%)         (22%)
Occupancy and equipment                         128           118           125            8%            2%
Brokerage, clearing and exchange fees           122           126           127           (3%)          (4%)
Info processing and communications              171           141           161           21%            6%
Marketing and business development              118           101           121           17%           (2%)
Professional services                           150           103           132           46%           14%
Other                                           138           146           132           (5%)           5%
                                        ------------  ------------  ------------
 Total non-interest expenses          $       2,291 $       2,448 $       2,668           (6%)         (14%)
                                        ------------  ------------  ------------
Income before income taxes                      667           894         1,136          (25%)         (41%)
Income tax expense                              197           350           449          (44%)         (56%)
                                        ------------  ------------  ------------
Net income                            $         470 $         544 $         687          (14%)         (32%)
                                        ============  ============  ============

Comp & benefits as a % of net revenues          49%           51%           49%
Non-comp exps as a % of net revenues            28%           22%           21%
Profit margin (1)                               16%           16%           18%

-------------------------------------------------
(1) Net income as a % of net revenues.



                  MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                    (unaudited, dollars in millions)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $       2,607 $       1,921          36%
Principal transactions:
 Trading                                      2,493         2,369           5%
 Investments                                     (1)          398        (100%)
Commissions                                   1,740         1,515          15%
Asset mgmt, distribution & admin fees         2,135         1,853          15%
Interest and dividends                       10,291         7,776          32%
Other                                           138           100          38%
                                        ------------  ------------
 Total revenues                       $      19,403 $      15,932          22%
Interest expense                              9,300         7,079          31%
                                        ------------  ------------
 Net revenues                         $      10,103 $       8,853          14%
                                        ------------  ------------

Compensation and benefits                     4,980         4,437          12%
Occupancy and equipment                         375           343           9%
Brokerage, clearing and exchange fees           365           330          11%
Info processing and communications              479           432          11%
Marketing and business development              350           297          18%
Professional services                           387           261          48%
Other                                           391           386           1%
                                        ------------  ------------
 Total non-interest expenses          $       7,327 $       6,486          13%
                                        ------------  ------------
Income before income taxes                    2,776         2,367          17%
Income tax expense                            1,027           917          12%
                                        ------------  ------------
Net income                            $       1,749 $       1,450          21%
                                        ============  ============

Comp & benefits as a % of net revenues          49%           50%
Non-comp exps as a % of net revenues            23%           23%
Profit margin (1)                               17%           16%

------------------------------------------------
(1) Net income as a % of net revenues.

                  MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                      Quarter Ended                Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------
Fees:
 Merchant and cardmember              $         438 $         433 $         404            1%            8%
 Servicing                                      255           196           232           30%           10%
Commissions                                       9             9             9          --            --
Other                                            11             3             3          267%          267%
                                        ------------  ------------  ------------
 Total non-interest revenues          $         713 $         641 $         648           11%           10%

Interest revenue                                682           812           673          (16%)           1%
Interest expense                                232           303           251          (23%)          (8%)
                                        ------------  ------------  ------------
 Net interest income                            450           509           422          (12%)           7%

Provision for consumer loan losses              280           385           275          (27%)           2%
                                        ------------  ------------  ------------
 Net credit income                              170           124           147           37%           16%

                                        ------------  ------------  ------------
 Net revenues                         $         883 $         765 $         795           15%           11%
                                        ------------  ------------  ------------

Compensation and benefits                       145           136           147            7%           (1%)
Occupancy and equipment                          20            16            18           25%           11%
Brokerage, clearing and exchange fees             4             4             5          --            (20%)
Info processing and communications              120           108           114           11%            5%
Marketing and business development              236           192           165           23%           43%
Professional services                            26            24            24            8%            8%
Other                                            55            73            58          (25%)          (5%)
                                        ------------  ------------  ------------
 Total non-interest expenses          $         606 $         553 $         531           10%           14%
                                        ------------  ------------  ------------

Income before income taxes                      277           212           264           31%            5%
Income tax expense                              102            78            97           31%            5%
                                        ------------  ------------  ------------
Net income                            $         175 $         134 $         167           31%            5%
                                        ============  ============  ============

Comp & benefits as a % of net revenues          16%           18%           18%
Non-comp exps as a % of net revenues            52%           55%           48%
Profit margin (1)                               20%           18%           21%

----------------------------------------
(1) Net income as a % of net revenues.


                  MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $       1,270 $       1,293          (2%)
 Servicing                                      658           582          13%
Commissions                                      26            18          44%
Other                                            16             8         100%
                                        ------------  ------------
 Total non-interest revenues          $       1,970 $       1,901           4%

Interest revenue                              2,138         2,360          (9%)
Interest expense                                776           873         (11%)
                                        ------------  ------------
 Net interest income                          1,362         1,487          (8%)

Provision for consumer loan losses              960         1,140         (16%)
                                        ------------  ------------
 Net credit income                              402           347          16%

                                        ------------  ------------
 Net revenues                         $       2,372 $       2,248           6%
                                        ------------  ------------

Compensation and benefits                       434           407           7%
Occupancy and equipment                          56            46          22%
Brokerage, clearing and exchange fees            12             8          50%
Info processing and communications              354           354         --
Marketing and business development              584           558           5%
Professional services                            73            58          26%
Other                                           158           193         (18%)
                                        ------------  ------------
 Total non-interest expenses          $       1,671 $       1,624           3%
                                        ------------  ------------

Income before income taxes                      701           624          12%
Income tax expense                              260           235          11%
                                        ------------  ------------
Net income                            $         441 $         389          13%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           18%
Non-comp exps as a % of net revenues            52%           54%
Profit margin (1)                               19%           17%

----------------------------------------
(1) Net income as a % of net revenues.

                  MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------

Fees:
 Merchant and cardmember                $       577   $       542   $       519            6%           11%
 Servicing                                        0             0             0          --            --
Commissions                                       9             9             9          --            --
Other                                             9             4             3          125%          200%
                                        ------------  ------------  ------------
 Total non-interest revenues            $       595   $       555   $       531            7%           12%

Interest revenue                              1,365         1,322         1,321            3%            3%
Interest expense                                500           507           502           (1%)         --
                                        ------------  ------------  ------------
 Net interest income                            865           815           819            6%            6%

Provision for consumer loan losses              577           605           555           (5%)           4%
                                        ------------  ------------  ------------
 Net credit income                              288           210           264           37%            9%
                                        ------------  ------------  ------------
 Net revenues                           $       883   $       765   $       795           15%           11%
                                        ------------  ------------  ------------

Compensation and benefits                       145           136           147            7%           (1%)
Occupancy and equipment                          20            16            18           25%           11%
Brokerage, clearing and exchange fees             4             4             5          --            (20%)
Info processing and communications              120           108           114           11%            5%
Marketing and business development              236           192           165           23%           43%
Professional services                            26            24            24            8%            8%
Other                                            55            73            58          (25%)          (5%)
                                        ------------  ------------  ------------
 Total non-interest expenses            $       606   $       553   $       531           10%           14%
                                        ------------  ------------  ------------

Income before income taxes                      277           212           264           31%            5%
Income tax expense                              102            78            97           31%            5%
                                        ------------  ------------  ------------
Net income                              $       175   $       134   $       167           31%            5%
                                        ============  ============  ============

Comp & benefits as a % of  net revenues          16%           18%           18%
Non-comp exps as a % of net revenues             52%           55%           48%
Profit margin (1)                                20%           18%           21%

----------------------------------------
(1) Net income as a % of net revenues.


                  MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember                $     1,629   $     1,618           1%
 Servicing                                        0             0         --
Commissions                                      26            18          44%
Other                                            14             9          56%
                                        ------------  ------------
 Total non-interest revenues            $     1,669   $     1,645           1%

Interest revenue                              4,048         3,906           4%
Interest expense                              1,529         1,484           3%
                                        ------------  ------------
 Net interest income                          2,519         2,422           4%

Provision for consumer loan losses            1,816         1,819         --
                                        ------------  ------------
 Net credit income                              703           603          17%
                                        ------------  ------------
 Net revenues                           $     2,372   $     2,248           6%
                                        ------------  ------------

Compensation and benefits                       434           407           7%
Occupancy and equipment                          56            46          22%
Brokerage, clearing and exchange fees            12             8          50%
Info processing and communications              354           354         --
Marketing and business development              584           558           5%
Professional services                            73            58          26%
Other                                           158           193         (18%)
                                        ------------  ------------
 Total non-interest expenses            $     1,671   $     1,624           3%
                                        ------------  ------------

Income before income taxes                      701           624          12%
Income tax expense                              260           235          11%
                                        ------------  ------------
Net income                              $       441   $       389          13%
                                        ============  ============

Comp & benefits as a % of net revenues           18%           18%
Non-comp exps as a % of net revenues             52%           54%
Profit margin (1)                                19%           17%

----------------------------------------
(1) Net income as a % of net revenues.

                  MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------
MSDW

Period end common shares outstanding    582,790,622   591,895,690   587,672,561           (2%)       (1%)
Book value per common share            $      22.37  $      20.25  $      22.15           10%         1%
Shareholder's equity (millions) (1)    $     14,042  $     12,787  $     14,225           10%        (1%)
Total capital (millions) (2)           $     36,865  $     33,417  $     36,604           10%         1%

SECURITIES ($ billions)

Individual Securities
 Financial advisors                          10,753         9,843        10,650            9%         1%
 Client assets                         $        392  $        361  $        425            9%        (8%)

Institutional Securities (3)
 Mergers and acquisitions announced
   transactions (4)
  MSDW global market volume            $      450.1  $      146.8  $      195.9
  Rank                                            3             3             4
 Worldwide equity & related issues (4)
  MSDW global market volume            $       23.2  $       19.6  $       15.0
  Rank                                            1             1             1

ASSET MANAGEMENT ($ billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                               $         64  $         65  $         73           (2%)      (12%)
  Fixed income                                   55            51            52            8%         6%
  Money markets                                  35            29            33           21%         6%
                                        ------------  ------------  ------------
  Total mutual funds                            154           145           158            6%        (3%)

 ICS Assets                                      16            13            17           23%        (6%)
 Other                                           30            28            31            7%        (3%)

Products offered primarily to
   institutional clients
 Mutual funds                                    52            45            43           16%        21%
 Separate accts, pooled vehicle and
  other arrangements                            104            94           125           11%       (17%)

Total assets under management          $        356  $        325  $        374           10%        (5%)

------------------------------------------------------------
(1) Includes preferred and common equity.
(2) Includes preferred equity, capital units and non-current portion of long-term debt.
(3) Source:  Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                  MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                                      Quarter Ended               Percentage Change From:
                                        ----------------------------------------  --------------------------
                                        Aug 31, 1998  Aug 31, 1997  May 31, 1998  Aug 31, 1997  May 31, 1998
                                        ------------  ------------  ------------  ------------  ------------

CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      17,657 $      21,493 $      17,913          (18%)          (1%)
 Average                                     17,416        21,684        18,293          (20%)          (5%)

Managed consumer loans (1)
 Period end                           $      34,228 $      34,868 $      34,091           (2%)         --
 Average                              $      34,076 $      34,620 $      34,479           (2%)          (1%)
 Interest yield                              15.19%        14.83%        14.79%       0.36 pp       0.40 pp
 Interest spread                              9.06%         8.62%         8.63%       0.44 pp       0.43 pp
 Net charge-off rate                          6.56%         6.61%         6.58%      (0.05 pp)     (0.02 pp)
 Delinquency rate (over 30 days)              7.19%         7.47%         7.07%      (0.28 pp)      0.12 pp

General purpose credit card
 accounts (in millions)                          38            40            38
NOVUS Network increase in merchant
 locations (in thousands)                       106           101           101

----------------------------------------------------------
(1) Includes owned and securitized consumer loans.



                  MORGAN STANLEY DEAN WITTER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Nine Months Ended      Percentage
                                        Aug 31, 1998  Aug 31, 1997    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                           $      17,657 $      21,493         (18%)
 Average                                     19,135        21,318         (10%)

Managed consumer loans (1)
 Period end                           $      34,228 $      34,868          (2%)
 Average                              $      35,115 $      34,393           2%
 Interest yield                              14.90%        14.84%      0.06 pp
 Interest spread                              8.72%         8.69%      0.03 pp
 Net charge-off rate                          6.89%         6.86%      0.03 pp
 Delinquency rate (over 30 days)              7.19%         7.47%     (0.28 pp)

General purpose credit card
 accounts (in millions)                          38            40
NOVUS Network increase in merchant
 locations (in thousands)                       297           302

----------------------------------------------------------
(1) Includes owned and securitized consumer loans.
                                        F - 6